Exhibit 10 (e)

EMPIRE STATE BUILDING ASSOCIATES L.L.C.

c/o MALKIN HOLDINGS LLC

One Grand Central Place

60 East 42nd Street

New York, New York 10165

As of January 1, 2010

BY HAND &

CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Empire State Land Associates L.L.C.

c/o Malkin Holdings LLC

One Grand Central Place

60 East 42nd Street

New York, New York 10165

Re:

Empire State Building

350 Fifth Avenue

New York, New York

Gentlemen:

Reference is made to the Modification of Indenture of Lease, dated December 27, 1961, between us, as amended (the “Lease”), relating to the above-captioned property.

Pursuant to Article 20 of the Lease, the undersigned hereby notifies you that it elects to and does hereby exercise its option to renew the Lease for the Second Renewal Term, so that the term of the Lease is hereby extended for a period of twenty-one years from January 5, 2013 to January 5, 2034.

Very truly yours,

EMPIRE STATE BUILDING ASSOCIATES L.L.C.

By:   /s/  Peter L. Malkin

Peter L. Malkin, Member

The undersigned hereby acknowledges receipt of this notice of extension of the Lease term for the Second Renewal Term

EMPIRE STATE LAND ASSOCIATES L.L.C.

By:  Empire State Building Associates, L.L.C., Sole Member

By:  /s/ Anthony E. Malkin

Anthony E. Malkin, Member

EMPIRE STATE BUILDING ASSOCIATES L.L.C.

c/o Malkin Holdings LLC

One Grand Central Place

60 East 42nd Street

New York, N.Y. 10165

as of January 1, 2010

VIA REGISTERED MAIL

RETURN RECEIPT REQUESTED

Empire State Land Associates L.L.C.

c/o Malkin Holdings LLC

One Grand Central Place

60 East 42nd Street

New York, New York 10165

Re:

Lease dated as of December 21, 1951, as amended (the “Lease”) between The Prudential Insurance Company of America, as Lessor, and Alglan Realty Corporation, Rostev Realty Corporation and Bentob Realty Corporation, as Lessee;

Premises:  350 Fifth Avenue, New York, New York

Gentlemen:

Empire State Building Associates L.L.C. (successor in interest to Alglan Realty Corporation, Rostev Realty Corporation, and Bentob Realty Corporation) hereby exercises its remaining two options to renew the term of the Lease two 21-year terms, aggregating an additional 42 years, commencing January 5, 2034, notwithstanding any provision of Section 20.01 of the Lease requiring the undersigned to exercise such renewal options, respectively, between January 5, 2013 and January 5, 2031 and between January 5, 2034 and January 5, 2052.  Please consent to the early exercise of these renewal options, thereby waiving such requirement.

.

Very truly yours,

EMPIRE STATE BUILDING ASSOCIATES L.L.C.

By:

/s/ Peter L. Malkin

      Peter L. Malkin, Member

By:

/s/ Anthony E. Malkin

      Anthony E. Malkin, Member

The undersigned hereby consents to the exercise of the foregoing renewal options for an additional 42 years commencing January 5, 2034, notwithstanding the requirement of such Section 20.01 that such options be exercised, respectively, between January 5, 2013 and January 5, 2031 and between January 5, 2034 and January 5, 2052.

EMPIRE STATE LAND ASSOCIATES L.L.C.

By:  EMPIRE STATE BUILDING ASSOCIATES L.L.C.,   its sole member

By:

/s/ Peter L. Malkin

      Peter L. Malkin, Member

By:

/s/ Anthony E. Malkin

      Anthony E. Malkin, Member

EMPIRE STATE BUILDING COMPANY L.L.C.

c/o Malkin Holdings LLC

One Grand Central Place

60 East 42nd Street

New York, N.Y. 10165

as of February 11, 2010

VIA REGISTERED MAIL

RETURN RECEIPT REQUESTED

Empire State Building Associates L.L.C.

c/o Malkin Holdings LLC

One Grand Central Place

60 East 42nd Street

New York, New York 10165

Re:

Sublease dated December 27, 1961, as amended (the “Lease”) between Empire State Building Associates L.L.C. (then known as Empire State Building Associates), as Sublessor, and Empire State Building Company L.L.C. (then known as Empire State Building Company), as Sublessee;

Premises:  350 Fifth Avenue, New York, New York

Gentlemen:

Empire State Building Company L.L.C. hereby exercises its remaining two options to renew the term of the Lease for two 21-year terms, aggregating an additional 42 years, commencing January 4, 2034, notwithstanding any provision of Section 20.01 of the Lease requiring the undersigned to exercise such renewal options, respectively, between January 4, 2013 and July 4, 2031 and between January 4, 2034 and July 4, 2052.  Please consent to the early exercise of these renewal options, thereby waiving such requirement.

Very truly yours,

EMPIRE STATE BUILDING COMPANY L.L.C

By:

/s/ Peter L. Malkin

       Peter L. Malkin, Member

The undersigned hereby consents to the exercise of the foregoing renewal options for an additional 42 years commencing January 4, 2034, notwithstanding the requirement of such Section 20.01 that such options be exercised, respectively, between January 4, 2013 and July 4, 2031 and between January 4, 2034 and July 4, 2052.

EMPIRE STATE BUILDING ASSOCIATES L.L.C.

By:

/s/ Peter L. Malkin

       Peter L. Malkin, Member

By:

/s/ Anthony E. Malkin

       Anthony E. Malkin, Member

EMPIRE STATE BUILDING COMPANY L.L.C.

February 11, 2010

CERTIFIED MAIL

RETURN RECEIPT REQUESTED AND BY HAND

Empire State Building Associates L.L.C.

c/o Wien & Malkin LLP

60 East 42nd Street

New York, New York 10165

Empire State Building Associates L.L.C.

c/o Malkin Holdings LLC

60 East 42nd Street

New York, New York 10165

RE:

Empire State Building – 2nd Renewal and Extension

350 Fifth Avenue

New York, New York

Gentlemen:

Reference is made to that certain sublease, dated December 27, 1961, between us, as amended (the “Sublease”), relating to the above-captioned premises.  All terms used but not defined herein shall have   the meanings ascribed to them in the Sublease.

Pursuant to Sections 20.01 and 20.04 of the Sublease, the undersigned does hereby notify you that it is exercising its option to renew the Sublease for the Second Renewal Term from January 4, 2013 to January 4, 2034.  Therefore, pursuant to Section 20.04 of the Sublease, within seven days after the receipt of this notice you are required to give notice to Empire State Land Associates L.L.C. exercising your then    current option to renew the Lease (as defined in the Sublease) for the period from January 4, 2013 to January 4, 2034 and notify the undersigned within ten days after you give such notice.  Please provide the undersigned with a copy of your notice to Empire State Land Associates L.L.C.

Very truly yours,

EMPIRE STATE BUILDING COMPANY L.L.C.

By LMH EBC LLC, Member

By Helmsley Enterprises, Inc.

       its non-member manager

By:

/s/ Harold A. Meriam

Harold A. Meriam

Senior Vice President

Copy:

Empire State Building Associates L.L.C., by hand

Wien & Malkin LLP by certified mail, return receipt requested and by hand

Malkin Holdings LLC by certified mail, return receipt requested and by hand